UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2002

U.S. PLASTIC LUMBER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-23855	87-0404343

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 W. Glades Road, Suite 440 W.
Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 394-3511

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address,
if changed since last report)

SIGNATURE
EXHIBIT INDEX
Loan and Security Agreement
Guaranty/US Plastic Lumber Corp.
Guaranty/US Plastic Lumber Finance Corporation
Guaranty/US Plastic Lumber IP
Security Agreement/US Plastic Lumber Corporation
Security Agreement/US Plastic Lumber Finance Corp.
Security Agreement/US Plastic Lumber IP Corp.
Security Agreement/US Plastic Lumber IP Corp.
Mortgage Security Agreement
Pledge Agreement/US Plastic Lumber Corp
Pledge Agreement/US Plastic Lumber Finance Corp.
Pledge Agreement/US Plastic Lumber Ltd.
Intercreditor and Subordination Agreement
Subordination and Intercreditor Agreement
Subordination Agreement
Assignment and Assumption Agreement
Notes
Second Amended and Restated Security Agreement
Guaranty
Membership Interest Pledge Agreement
Amended & Restated Waiver & Modification Agreement
Collateral Assignments of Option
Indemnity and Undertaking Agreement

     References to “USPL,” the “Company,” “we,” “us” and “our” in this current report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this current report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to failure to comply with principal obligations and covenants in debt and other agreements, the ability to obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Nasdaq’s requirements for continued listings of our common stock, demand for our products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition with entities with greater financial resources than those possessed by us, and stockholder dilution. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this current report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission.

Item 5.       Other Events and Regulation FD Disclosure

     On December 20, 2002, we completed the restructuring of our balance sheet by entering into the transactions described below. The following brief summary of certain agreements entered into by us or some of our direct or indirect subsidiaries does not describe all material terms of these agreements and is qualified in its entirety by reference to such agreements, attached to this Current Report on Form 8-K as Exhibits 10.1-10.23. Please review the attached documents carefully.

     On December 20, 2002, U.S. Plastic Lumber Ltd., our wholly-owned subsidiary (“USPL Ltd.”), obtained a secured senior credit facility pursuant to a certain Loan and Security Agreement (the “Loan Agreement”) with Guaranty Business Credit Corporation, a Delaware corporation (“GBCC”), dated as of December 19, 2002 (the “GBCC Credit Facility”). The GBCC Credit Facility is comprised of a $3.0 million term loan and a commitment for up to $10.0 million in the form of a revolving line of credit. The interest rate on the GBCC Credit Facility is 100 basis points above the prime rate for the revolving line of credit and 150 basis points above the prime rate for the term loan, subject to certain provisions as set forth in the Loan Agreement.

     Principal (amortized over a 7 year period) and interest on the term loan is payable monthly with the remaining unpaid principal balance and all accrued interest on the term loan due and payable on the earlier of (i) the payment of the remaining unpaid principal balance on the revolving line of credit upon its termination or (ii) the last day of the term of the Loan Agreement. The aggregate unpaid principal balance of the advances under the revolving line of credit is payable on the last day of the term of the Loan Agreement or upon the early termination of the Loan Agreement in accordance with its terms.

     The initial term of the Loan Agreement is three years subject to extension from year to year after the expiration of the initial term unless either party terminates the Loan Agreement. At December 31, 2002, approximately $3.2 million was advanced under the GBCC Credit Facility, including the $3.0 million term loan. Future advances under the revolving line of credit are based upon a percentage of USPL Ltd.’s accounts receivable and inventory and subject to the satisfaction of certain conditions precedent contained in the Loan Agreement. See the Loan Agreement, attached hereto as Exhibit 10.1, for the information regarding (i) the terms of the term loan and the revolving line of credit and (ii) representations and warranties and financial covenants entered into by USPL Ltd., including, but not limited to, limitations on USPL Ltd.’s ability to make any distributions to us and a requirement that USPL Ltd. maintain liquidity (as defined in the Loan Agreement) of at least $2.15 million during January 2003. The GBCC Credit Facility is guaranteed by us and certain of our subsidiaries (see Secured Continuing Corporate Guaranties, attached hereto as Exhibits 10.2 –10.4).

     The GBCC Credit Facility and related guaranties are secured by substantially all of our assets as well as the assets of certain of our subsidiaries, excluding (i) certain options to purchase the real estate located in Chicago, Illinois (the “Chicago Property”), (ii) our claim for payment pursuant to an agreement with the Pennsylvania Department of Environmental Protection (the “Quakertown Claim”), which we contributed to Quakertown, LLC, a Nevada limited liability company, of which we are the sole member, and (iii) our membership interest in Quakertown, LLC. See Security Agreements, attached hereto as Exhibits 10.5-10.8, for the terms of the security interest granted by us and certain of our subsidiaries to GBCC. See also the Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents from USPL Ltd to GBCC, attached hereto as Exhibit 10.9. In connection with the GBCC Credit Facility and related guaranties, we and our wholly-owned direct subsidiaries, USPL Ltd. and U.S. Plastic Lumber Finance Corporation, pledged 100% of the equity interests in certain of our subsidiaries to GBCC (see Pledge Agreements, attached hereto as Exhibits 10.10 – 10.12).

     In connection with the GBCC Credit Facility, we and certain of our subsidiaries entered into deferred and/or subordinated payment arrangements with certain creditors. GBCC also entered into subordination and intercreditor arrangements with Halifax Fund, L.P., on the one hand, and General Electric Capital Corporation (“General Electric”) and the related equipment lenders, on the other hand (see Intercreditor Agreements attached hereto as Exhibits 10.13 – 10.15).

     The GBCC Credit Facility replaced our senior credit facility (the “Senior Credit Facility”) with the Bank of America, N.A. (“Bank of America”) and certain other banks. We utilized part of the proceeds from the GBCC Credit Facility to repay approximately $2.1 million outstanding under the Senior Credit Facility (inclusive of costs and expenses), exclusive of $1.0 million in notes (the “Remaining BOA Obligation”). In addition, upon the replacement of the Senior Credit Facility, Bank of America agreed to forgo approximately $2.2 million of deferred fees and accrued interest payable under the Senior Credit Facility. Pursuant to the Assignment and Assumption Agreement, dated as of December 19, 2002, by and between Quakertown, LLC and us, attached hereto as Exhibit 10.16, Quakertown, LLC assumed the Remaining BOA Obligation, and, in consideration for such assumption, we transferred to Quakertown, LLC all of our right, title and interest in the Quakertown Claim. In order to evidence the Remaining BOA Obligation, Quakertown, LLC issued certain promissory notes (the “Notes”) in the aggregate principal amount of $1.0 million payable to Bank of America and certain other lenders. The Notes, attached hereto as Exhibit 10.17, mature on December 19, 2005 (or earlier upon liquidation of the Quakertown Claim or acceleration of the Notes in accordance with their terms) and bear interest at a rate of 25% per annum. Each year, interest in excess of 10% (“PIK Interest”) is deferred until the anniversary of the Notes. At each such anniversary, Quakertown, LLC may elect to pay the PIK Interest by issuing a new note in favor of the applicable lender (collectively, the “PIK Interest Notes”). The PIK Interest Notes will mature in the same manner as the Notes (described above) but all interest under the PIK Interest Notes will be deferred until maturity. As part of the transaction with Bank of America, we agreed to contribute to Quakertown, LLC from time to time amounts sufficient to (i) make all required payments to Bank of America and the other lenders, (ii) fund the litigation of the Quakertown Claim and (iii) pay the administrative costs and expenses of Quakertown, LLC. Also, depending upon the timing and amount of the settlement of the Quakertown Claim, Bank of America and the other lenders may receive an additional payment of up to 80% of the proceeds of the Quakertown Claim in excess of $1.0 million (after giving effect to payment of certain legal fees related to the Quakertown Claim and amounts due to Bank of America and other lenders under the Notes).

     Quakertown, LLC and Bank of America, as agent for itself and the other lenders, entered into the Second Amended and Restated Security Agreement, attached hereto as Exhibit 10.18, pursuant to which Quakertown, LLC granted a security interest to Bank of America in the Quakertown Claim. We agreed to guaranty the obligations of Quakertown, LLC under the Notes to Bank of America pursuant to a guaranty, attached hereto as Exhibit 10.19 and pledged our membership interest in Quakertown, LLC to Bank of America as collateral to secure the Notes pursuant to the Membership Interest Pledge Agreement, attached hereto as Exhibit 10.20.

     In connection with entering into the agreements related to the GBCC Credit Facility, we entered into the Amended and Restated Waiver and Modification Agreement (the “GE Agreement”), attached hereto as Exhibit 10.21, with General Electric and certain other lenders which had previously provided us with equipment financing (the “Equipment Loans”). The GE Agreement amended and restated the Forbearance and Modification Agreement, dated as of February 28, 2002, which was amended as of May 30, 2002 and June 14, 2002. See the GE Agreement for information regarding the representations, warranties and financial covenants entered into by us. Pursuant to the GE Agreement, General Electric and the other lenders restructured the repayment schedule of the Equipment Loans. Principal and interest on the Equipment Loans is payable monthly with the remaining unpaid principal balance and all accrued interest on the Equipment Loans due and payable on December 31, 2005. In consideration for the restructuring of the Equipment Loans, General Electric and the other lenders received a waiver and amendment fee of $500,000, $225,000 of which was paid at closing, additional collateral in the form of a pledge of certain options to purchase the Chicago Property and a junior security interest in other equipment owned by us which was not financed with proceeds of the Equipment Loans. Under the terms of the GE Agreement, our subsidiary, The Eaglebrook Group, Inc., is required to exercise the purchase options related to the Chicago Property not later than May 1, 2003. If our subsidiary fails to effect such purchase, General Electric has the right to cause our subsidiary to exercise these options and to provide financing on discretionary terms. See Exhibits 10.22 – 10.23 for other documents executed in connection with General Electric transaction.

Item 7.       Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b)	Pro-forma financial information.

None.

(c)	Exhibits.

Regulation S-K
Exhibit Numbers	Description

10.1	Loan and Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation.

10.2	Secured Continuing Corporate Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber Corp.

10.3	Secured Continuing Corporate Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber Finance Corporation.

10.4	Secured Continuing Corporate Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber IP Corporation.

10.5	Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Guaranty Business Credit Corporation.

10.6	Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Finance Corporation and Guaranty Business Credit Corporation.

10.7	Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber IP Corporation and Guaranty Business Credit Corporation.

10.8	Security Agreement (Intellectual Property), dated as of December 19, 2002, by and between U.S. Plastic Lumber IP Corporation and Guaranty Business Credit Corporation.

10.9	Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents from U.S. Plastic Lumber Ltd. to Guaranty Business Credit Corporation, dated as of November 26, 2002 and effective as of December 19, 2002.

10.10	Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Guaranty Business Credit Corporation.

10.11	Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Finance Corporation and Guaranty Business Credit Corporation.

10.12	Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation.

Regulation S-K
Exhibit Numbers	Description

10.13	Intercreditor and Subordination Agreement, dated as of December 19, 2002, by and among U.S. Plastic Lumber Corp., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation and Guaranty Business Credit Corporation.

10.14	Subordination and Intercreditor Agreement, dated as of November 26, 2002 and effective as of December 19, 2002, by and between Guaranty Business Credit Corporation and Halifax Fund, L.P.

10.15	Subordination Agreement, dated as of December 19, 2002, by and among Guaranty Business Credit Corporation, General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company and Siemens Financial Services, Inc.

10.16	Assignment and Assumption Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Quakertown, LLC.

10.17	Notes, dated as of December 19, 2002, issued by Quakertown, LLC.

10.18	Second Amended and Restated Security Agreement, dated as of December 19, 2002, by and between Quakertown, LLC and Bank of America, N.A.

10.19	Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber Corp.

10.20	Membership Interest Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Bank of America, N.A.

10.21	Amended and Restated Waiver and Modification Agreement, dated as of December 19, 2002, by and among General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company, Inc., Siemens Financial Services, Inc., U.S. Plastic Lumber Ltd., The Eaglebrook Group, Inc. and U.S. Plastic Lumber Corp.

Regulation S-K
Exhibit Numbers	Description

10.22	Collateral Assignments of Option to Purchase as Security from The Eaglebrook Group, Inc. to General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company, Inc. and Siemens Financial Services, Inc., dated as of December 19, 2002.

10.23	Indemnity and Undertaking Agreement, dated as of December 19, 2002, by and among General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company, Inc., Siemens Financial Services, Inc., U.S. Plastic Lumber Ltd. and The Eaglebrook Group, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PLASTIC LUMBER CORP.

Date: January 10, 2003	By:	/s/ Bruce C. Rosetto

Bruce C. Rosetto, Executive Vice President and General Counsel/Secretary

EXHIBIT INDEX

Regulation S-K
Exhibit Numbers	Description

10.1	Loan and Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation.

10.2	Secured Continuing Corporate Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber Corp.

10.3	Secured Continuing Corporate Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber Finance Corporation.

10.4	Secured Continuing Corporate Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber IP Corporation.

10.5	Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Guaranty Business Credit Corporation.

10.6	Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Finance Corporation and Guaranty Business Credit Corporation.

10.7	Security Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber IP Corporation and Guaranty Business Credit Corporation.

10.8	Security Agreement (Intellectual Property), dated as of December 19, 2002, by and between U.S. Plastic Lumber IP Corporation and Guaranty Business Credit Corporation.

10.9	Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents from U.S. Plastic Lumber Ltd. to Guaranty Business Credit Corporation, dated as of November 26, 2002 and effective as of December 19, 2002.

10.10	Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Guaranty Business Credit Corporation.

10.11	Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Finance Corporation and Guaranty Business Credit Corporation.

10.12	Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation.

10.13	Intercreditor and Subordination Agreement, dated as of December 19, 2002, by and among U.S. Plastic Lumber Corp., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation and Guaranty Business Credit Corporation.

Regulation S-K
Exhibit Numbers	Description

10.14	Subordination and Intercreditor Agreement, dated as of November 26, 2002 and effective as of December 19, 2002, by and between Guaranty Business Credit Corporation and Halifax Fund, L.P.

10.15	Subordination Agreement, dated as of December 19, 2002, by and among Guaranty Business Credit Corporation, General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company and Siemens Financial Services, Inc.

10.16	Assignment and Assumption Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Quakertown, LLC.

10.17	Notes, dated as of December 19, 2002, issued by Quakertown, LLC.

10.18	Second Amended and Restated Security Agreement, dated as of December 19, 2002, by and between Quakertown, LLC and Bank of America, N.A.

10.19	Guaranty, dated as of December 19, 2002, executed by U.S. Plastic Lumber Corp.

10.20	Membership Interest Pledge Agreement, dated as of December 19, 2002, by and between U.S. Plastic Lumber Corp. and Bank of America, N.A.

10.21	Amended and Restated Waiver and Modification Agreement, dated as of December 19, 2002, by and among General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company, Inc., Siemens Financial Services, Inc., U.S. Plastic Lumber Ltd., The Eaglebrook Group, Inc. and U.S. Plastic Lumber Corp.

10.22	Collateral Assignments of Option to Purchase as Security from The Eaglebrook Group, Inc. to General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company, Inc. and Siemens Financial Services, Inc., dated as of December 19, 2002.

10.23	Indemnity and Undertaking Agreement, dated as of December 19, 2002, by and among General Electric Capital Corporation, the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People’s Capital and Leasing Corp., Safeco Credit Company, Inc., Siemens Financial Services, Inc., U.S. Plastic Lumber Ltd. and The Eaglebrook Group, Inc.